SECURITIES AND EXCHANGE COMMISSION
                        Washington, D.C. 20549

                              FORM 8-K

                           CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                        February 13, 2018
                         Date of Report
                (Date of Earliest Event Reported)


                      A LA CARTE CHARTS
      (Exact Name of Registrant as Specified in its Charter)


Delaware                   000-55635                81-2355861
(State or other        (Commission File Number)    (IRS Employer
jurisdiction                                         Number)
of incorporation)

                    42211 North 42nd Drive, A105
                       Phoenix, Arizona 85086
         (Address of principal executive offices) (zip code)

                       (425) 949-9196
        (Registrant's telephone number, including area code

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933
(Section 230.405 of this chapter) or Rule 12b-2 of the Securities
Exchange Act of 1934 (Section 240.12b-2 of this chapter).

				Emerging growth company [X]

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. [ ]


ITEM 8.01   Other Events

     On February 13, 2018, the following shareholders of A La Carte Charts Corporation (the "Company") holding an aggregate of 200,000 shares of common stock of the Company contributed such shares to the Company at par as follows:

		James Cassidy	100,000 shares
		James McKillop	100,000 shares

As a result neither Mr. Cassidy nor Mr. McKillop remain as shareholders of the Company.

                    SIGNATURES

  Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunder duly authorized.

                              A LA CARTE CHARTS CORPORATION


Date: February 15, 2018           /s/ David Meyers
                                   David Meyers, President